UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report:  November 6, 2001


                           Sonic Jet Performance, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



                                    Colorado
                                  ------------
                 (State or other jurisdiction of incorporation)


Colorado                    0-22273                         84-1383888
--------                    -------                         ----------
(State or other             (Commission                     (IRS Employer
jurisdiction                File Number)                    Identification No.)
incorporation)


         15662 Commerce Lane, Huntington Beach, California            92649
         --------------------------------------------------           -----
         (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (714) 895-0944

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         None.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         None.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None.


ITEM 5.  OTHER EVENTS

         None


ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

     R. Scott Ervin resigned as Director and Albert Mardikian resigned as Interim CEO and as Director effective October 31, 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Businesses - None.
         (b)  Exhibits - None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  November 6, 2001               SONIC JET PERFORMANCE, INC.



                                      By:  /s/ Madhava Rao Mankal
                                           -------------------------------------
                                               Madhava Rao Mankal, Secretary